Consolidated Statements Of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statement of Comprehensive Income [Abstract]
NET INCOME	$ 200,002	$ 79,746	$ 64,398
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX EFFECT OF NIL
Change in net foreign currency translation adjustments	(227)	497	(1,265)
Change in deferred pension gain (loss)	36	(61)	(15)
OTHER COMPREHENSIVE INCOME (LOSS)	(191)	436	(1,280)
TOTAL COMPREHENSIVE INCOME	$ 199,811	$ 80,182	$ 63,118